EXHIBIT 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

dated as of July 31, 2014

among

TITAN MACHINERY INC.
a Delaware corporation,
as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swing Line Lender and L/C Issuer

BANK OF AMERICA, N.A.
as Syndication Agent

COBANK, ACB
as Documentation Agent

WELLS FARGO SECURITIES, LLC
Sole Lead Arranger and Sole Book Runner

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Fourth Amendment”), dated as of July 31, 2014 (“Fourth Amendment Effective Date”), is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Fourth Amendment as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement (as hereinafter defined).
RECITALS
WHEREAS Borrower, Administrative Agent, Lenders, Swing Line Lender, and L/C Issuer are parties to that certain Amended and Restated Credit Agreement dated March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2012, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 14, 2013, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 3, 2014 (as further amended from time to time, the “Credit Agreement”) and, as applicable, the other Loan Documents, pursuant to which Lenders have made available to Borrower certain extensions of credit referenced therein on the terms and conditions contained therein; and
WHEREAS Borrower has requested that Administrative Agent and Lenders (a) modify the Working Capital Borrowing Base and the Borrowing Base Certificate, and (b) further modify the Credit Agreement on the terms and conditions contained herein; and
WHEREAS the Administrative Agent and Lenders have agreed to modify the Credit Agreement on the terms and conditions contained herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
AGREEMENT
ARTICLE I – MODIFICATIONS & CONSENTS

SECTION 1.1	MODIFICATIONS TO CREDIT AGREEMENT

As of the Fourth Amendment Effective Date, the Credit Agreement is modified as follows:

1.1.1    The definition of “CNH Intercreditor Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“CNH Intercreditor Agreement” means an Amended and Restated Intercreditor Agreement among CNH Industrial Capital America LLC, CNHI International S.A., and Wells Fargo Bank, National Association.

1.1.2    The following definition of “CNH Finance Reserve” is hereby inserted in Section 1.01 of the Credit Agreement in alphabetical order:

“CNH Finance Reserve” means the amount of $25,000,000 representing the maximum liability of Borrower under that certain Amended and Restated Guaranty in favor of CNHI International S.A.

1.1.3    The definition of “CNH Parts Reserve” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“CNH Parts Reserve” means an amount established by the Administrative Agent to reflect the amount of proceeds of Case New Holland parts which, in accordance with the terms of the CNH Intercreditor Agreement, CNH Industrial Capital America LLC is entitled to receive after deduction for the CNH Parts Debt (as defined in the CNH Intercreditor Agreement).

1.1.4    The following definition of “CNH Payables” is hereby inserted in Section 1.01 of the Credit Agreement in alphabetical order:

“CNH Payables” means payables owed by Borrower to CNH Industrial Capital America LLC or CNHI International S.A. in respect of Case New Holland Parts.

1.1.5    The definition of “Working Capital Borrowing Base” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:
“Working Capital Borrowing Base” means as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of:
(a)80% of Eligible Accounts; plus
(b)85% of the net book value of Eligible Rental Equipment; plus
(c)75% of the sum of (i) Eligible Parts and Attachments Inventory, minus (ii) CNH Payables, minus (iii) the CNH Finance Reserve, minus (iv) the CNH Parts Reserve; plus
(d)50% of Eligible Work in Process Inventory; minus
(e)the Working Capital Borrowing Base Reserve.
The Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition are solely to establish the parameters for Availability, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Lenders that the recovery in a forced liquidation scenario would be equal to the advance rates established herein.

1.1.6    Exhibit H (Form of Borrowing Base Certificate) to the Credit Agreement is deleted and replaced with the Borrowing Base Certificate form attached to this Fourth Amendment as Exhibit A.

SECTION 1.2    APPROVAL OF INTERCREDITOR AGREEMENT.

The Lenders acknowledge receipt of a copy of the draft Amended and Restated Intercreditor Agreement among CNH Industrial Capital America LLC, CNHI International S.A., and Wells Fargo Bank, National Association (the “Amended Intercreditor Agreement”). Lenders hereby authorize the Administrative Agent to enter into the Amended Intercreditor Agreement in substantially the form previously provided to the Lenders.

ARTICLE II – COVENANTS

SECTION 2.1	EXPENSES

Borrower shall pay all reasonable expenses and costs of Administrative Agent (including, without limitation, the reasonable attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this Fourth Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.
ARTICLE III – CONDITIONS TO FOURTH AMENDMENT; GENERAL PROVISIONS

SECTION 3.1	CONDITIONS PRECEDENT

3.1.1    This Fourth Amendment and the transactions contemplated herein are expressly conditioned upon the satisfaction by Borrower of the following conditions, all in the sole but reasonable discretion of the Administrative Agent:

(a)    Borrower shall have delivered to Administrative Agent such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of Borrower as Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which Borrower is a party, each in form and substance reasonably acceptable to Administrative Agent;

(b)    No Material Adverse Effect shall have occurred since Closing;

(c)    No Default or Event of Default shall have occurred and be continuing; and

(d)    Borrower shall have paid all amounts owed to Administrative Agent and Lenders in connection with this Fourth Amendment.

3.1.2    Without limiting the foregoing, the effectiveness of this Fourth Amendment shall be conditioned on receipt by Administrative Agent of the consent of Required Lenders.

SECTION 3.2	RATIFICATION; ESTOPPEL; REAFFIRMATION

3.2.1    Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

3.2.2    Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

3.2.3    Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

3.2.4    Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this Fourth Amendment, represent the valid, binding, enforceable and collectible obligations of Borrower except to the extent enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

3.2.5    Borrower hereby affirms, acknowledges and confirms that the provisions of this Fourth Amendment shall be a part of the Credit Agreement and Loan Documents for all purposes.

3.2.6    Borrower affirms and acknowledges that the recitals to this Fourth Amendment are true and accurate and are hereby incorporated into this Fourth Amendment.

SECTION 3.3	RELEASE

Borrower does hereby release, remise, acquit and forever discharge Administrative Agent and Lenders and Administrative Agent and Lenders’ employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the

“Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Fourth Amendment, the Credit Agreement and the other Loan Documents, except, in each case, to the extent of the gross negligence or willful misconduct of the Released Parties (all of the foregoing hereinafter called the “Released Matters”). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower represents and warrants to Administrative Agent and the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SECTION 3.4	TIME OF THE ESSENCE
Time is of the essence of the Fourth Amendment, the Credit Agreement and Loan Documents.

SECTION 3.5	GOVERNING LAW; JURISDICTION; ETC.
3.5.1    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
3.5.2    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FOURTH AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FOURTH AMENDMENT

OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
3.5.3    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
3.5.4    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS FOURTH AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 3.6	COUNTERPARTS; SEVERABILITY

3.6.1    This Fourth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.6.2    If any term or provision of this Fourth Amendment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Fourth Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Fourth Amendment shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 3.7	WAIVER OF RIGHT TO JURY TRIAL
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM. EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS FOURTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 3.8	FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE FOURTH AMENDMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE

SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS FOURTH AMENDMENT OR OF THE CREDIT AGREEMENT GENERALLY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:

TITAN MACHINERY INC., a Delaware corporation

By:	/s/ Ted O. Christianson, Treasurer
Name:	Ted O. Christianson
Title:	Treasurer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, L/C ISSUER AND SWING LINE LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:
COBANK, ACB

By:	/s/ Kathleen M. Roberts
Name:	Kathleen M. Roberts
Title:	VP

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A.

By:	/s/ Don Stafford
Name:	Don Stafford
Title:	SVP

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF THE WEST a California banking corporation

By:	/s/ Ryan J. Mauser
Name:	Ryan Mauser
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:
BREMER BANK, N.A.

By:	/s/ Wesley Well
Name:	Wesley Well
Title:	Branch Mgr / SVP

LENDER:
COMERICA BANK

By:	/s/ Darren Grahsl
Name:	Darren Grahsl
Title:	Vice President

EXHIBIT A

FORM OF BORROWING BASE CERTIFICATE

(attached)

Exhibit A to Fourth Amendment to Amended and Restated Credit Agreement

BORROWING BASE CERTIFICATE

Pursuant to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2012, among Titan Machinery Inc., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party thereto, the several financial institutions thereto as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer (as amended from time to time, the “Credit Agreement”), the undersigned certifies that as of the close of business on the date set forth below, the Floorplan Availability and Working Capital Availability are computed as set forth below.

The undersigned represents and warrants that this Borrowing Base Certificate is a true and correct statement of, and that the information contained herein is true and correct in all material respects regarding, the status of Eligible Accounts, Eligible New Equipment Inventory, Eligible Used Equipment Inventory, Eligible Rental Equipment, and Eligible Parts and Attachments Inventory and that the amounts reflected herein are in compliance with the provisions of the Credit Agreement and the Exhibits thereto. The undersigned further represents and warrants that there is no continuing Event of Default and all representations and warranties continued in the Credit Agreement and other Loan Documents are true and correct in all material respects. The undersigned understands that Wells Fargo Bank, National Association, and the other Lenders will extend loans in reliance upon the information contained herein. In the event of a conflict between the following summary of eligibility criteria and the criteria set forth in the definition of Eligible Accounts, Eligible New Equipment Inventory, Eligible Used Equipment Inventory, Eligible Rental Equipment, and Eligible Parts and Attachments Inventory indicated in the Credit Agreement, the Credit Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

Calculation of Floorplan Borrowing Base as of __________________________:

New Equipment Inventory - NBV                    $__________________ [a]
Less: Ineligible New Equipment Inventory
Encumbered/Other U.S. New Equipment Inventory     $____________
New Equipment Inventory located outside the U.S.    $____________
New Equipment on Hand > 3 years            $____________
Total Ineligible New Equipment Inventory            $__________________ [b]
Total Eligible New Equipment Inventory ([a]-[b])            $__________________ [c]

Eligible New Equipment Inventory held one year or less            $__________________ [d]
Available at 90% of net book value ([d]*0.90)            $__________________ [e]

Eligible New Equipment Inventory held more than one year but less
than or equal to two years                        $__________________ [f]
Available at 80% of net book value ([f]*0.80)            $__________________ [g]

Eligible New Equipment Inventory held more than two years but
less than or equal to three years                        $__________________ [h]
Available at 70% of net book value ([h]*0.70)            $__________________ [i]

Used Equipment Inventory - NBV                    $__________________ [j]
Less: Ineligible Used Equipment Inventory
Encumbered/Other U.S. Used Equipment Inventory    $____________
Used Equipment on Hand > 3 years            $____________

Used Equipment Inventory located outside the U.S.    $____________
Total Ineligible Used Equipment Inventory            $__________________ [k]
Total Eligible Used Equipment Inventory ([e]-[f])            $__________________ [l]

Eligible Used Equipment Inventory held one year or less            $__________________ [m]
Available at 85% of net book value ([m]*0.85)            $__________________ [n]

Eligible Used Equipment Inventory held more than one year but less
than or equal to two years                        $__________________ [o]
Available at 75% of net book value ([o]*0.75)            $__________________ [p]

Eligible Used Equipment Inventory held more than two years but
less than or equal to three years                        $__________________ [q]
Available at 65% of net book value ([q]*0.65)            $__________________ [r]

Floor Plan Borrowing Base ([e] + [g] + [i] + [n] + [p] + [r])        $__________________ [s]

Total Floorplan Loans                            $__________________ [t]
Total Swing Line Loans                            $__________________ [u]
L/C Credit Extension                            $__________________ [v]
Total Floorplan Outstandings ([t]+[u]+[v])                $__________________ [w]

Aggregate Floorplan Commitment                    $__________________ [x]

Floorplan Availability (lesser of [s] minus [w] or; [x] minus [w])        $__________________

Calculation of WORKING CAPITAL Borrowing Base as of __________________________:

Gross Accounts Receivable                        $__________________ [a]
Less: Ineligible Accounts Receivable
A/R Greater than 90 days Past Due        $____________
Cross Agings > 20%                $____________
Warranty Receivables                $____________
Supplier Receivables                $____________
Discount Receivables                $____________
Other A/R Due From Suppliers            $____________
Employee Receivables                $____________
Encumbered A/R or Contracts in Transit        $____________
Foreign Receivables                $____________
Related Party/Intercompany Receivables        $____________
Other Ineligible Receivables            $____________
Total Ineligible Accounts Receivable                $__________________ [b]
Total Eligible Accounts Receivable ([a]-[b])                $__________________ [c]
Available at 80% Advance Rate     ([c]*0.80)                 $__________________ [d]

Rental Equipment Inventory - NBV                    $__________________ [e]
Less: Ineligible Rental Equipment Inventory                $__________________ [f]

Total Eligible Used Rental Equipment Inventory ([e]-[f])            $__________________ [g]
Available at 85% of net book value ([g]*0.85)                $__________________ [h]

Gross Parts and Attachments Inventory                    $__________________ [i]
Less: Ineligible Parts and Attachments Inventory
Trade/Notes Payables due to CNH        $____________
CNH Finance Reserve                $ 25,000
CNH Parts Reserve 1                $____________
Parts on Hand > 3 years in excess of $1MM    $____________
Parts Subject to First Lien of Others (Non CNH)    $____________
Foreign Parts                    $____________
Total Ineligible Parts and Attachments                $__________________ [j]
Total Eligible Parts and Attachments Inventory ([i]-[j])            $__________________ [k]
Available at 75% Advance Rate ([k]*0.75)                $__________________ [l]

Work in Process Inventory                        $__________________ [m]
Available at 50% Advance Rate ([m]*.50)                $__________________ [n]

Total Parts and Attachments Inventory ([l] + [n])                $__________________ [o]

Working Capital Borrowing Base ([d] + [h] + [o])            $__________________ [p]

Working Capital Loans                            $__________________ [q]
L/C Credit Extension                            $__________________ [r]
Total Working Capital Outstandings ([q]+[r])                $__________________ [s]
Aggregate Working Capital Commitment                $__________________ [t]

Working Capital Availability (lesser of [p] minus [s] or; [t] minus [s])    $__________________

IN WITNESS WHEREOF, this Borrowing Base Certificate has been duly executed as of the date first written above.

TITAN MACHINERY INC.
a Delaware corporation

By: ____________________________
Name: __________________________
Title: ___________________________

1 CNH Parts Reserve = 50% of the sum of CNH Parts & Attachments less Trade/Notes Payable due to CNH less CNH Finance Reserve of $25,000,000.